DEFERRED REVENUE	12 Months Ended
Dec. 31, 2017
DEFERRED REVENUE
DEFERRED REVENUE

19)  DEFERRED REVENUE

	12/31/17	12/31/16
Services and goods (1)	301,292	389,706
Disposal of PP&E (2)	165,162	227,397
Activation revenue (3)	7,959	44,914
Customer loyalty program (4)	50,354	56,210
Government grants (5)	115,379	133,300
Other (6)	83,052	90,112
Total	723,198	941,639

Current	372,561	429,853
Noncurrent	350,637	511,786
(1)

This refers mainly to the balances of revenues from recharging prepaid services, which are recognized in income as services are provided to customers. It includes the amount of the agreement the Company entered into for industrial use of its mobile network by a different SMP operator in Regions I, II and III of the general authorizations plan, which is intended solely for the rendering of SMP services by the operator for its customers.

(2)	Includes the net balances of the residual values from sale of non- strategic towers and rooftops, which are transferred to income as the conditions for recognition are fulfilled.
(3)	This refers to the deferred activation revenue (fixed) recognized in income over the estimated period in which a customer remains in the base.
(4)

This refers to points earned under the Company’s loyalty program, which enables customers to accumulate points by paying bills relating to use of services offered. The balance represents the Company’s estimate of customers exchanging points for goods and / or services in the future.

(5)

This refers to: i) government subsidy arising from funds obtained from BNDES credit lines to be used in the acquisition of domestic equipment, which have been amortized over the useful life cycle of the equipment; and ii) subsidies arising from projects related to state taxes, which are being amortized over the contractual period.

(6)	Includes mainly reimbursement for costs for leaving radio frequency sub-bands 2,500MHz to 2,690MHz due to cancellation of the Multichannel Multipoint Distribution Service (MMDS).